UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 28, 2016 (March 23, 2016)

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street

Suite 1200

Irvine, California 92614

(Address of principal executive offices) (Zip Code)

(949) 407-0700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).  Departure of Directors or Certain Officers

On March 23, 2016, Timothy Schoen provided notice to HCP, Inc. (the “Company”) that he intends to resign as Executive Vice President and Chief Financial Officer of the Company to become the President of BioMed Realty.  Mr. Schoen’s resignation will be effective May 22, 2016, and he will remain with the Company as its principal financial officer through this date to ensure a smooth transition of his duties.  The Company has initiated a search for his successor.

Item 7.01.  Regulation FD Disclosure.

On March 28, 2016, the Company issued a press release announcing Mr. Schoen’s resignation.  The text of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including the text of the press release attached as Exhibit 99.1 hereto, is being furnished to the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference therein.

Item 9.01.  Financial Statements and Exhibits.

(d)        Exhibits.  The following exhibits are being filed herewith:

No.	Description
99.1	Press Release dated March 28, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2016

HCP, Inc.

	By:	/s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

No.	Description
99.1	Press Release dated March 28, 2016.